MINING CLAIMS PURCHASE AGREEMENT

BETWEEN

DEREK IVANY, VICTOR CANTORE, AND

ANNA GIGLIO; AS SELLERS

AND

IVANY MINING, INC.;

AS PURCHASER

DATED: September 10, 2007

MINING CLAIMS PURCHASE AGREEMENT

THIS MINING CLAIMS PURCHASE AGREEMENT (“Agreement”) has been made and entered into as of this 10th day of September, 2007, between DEREK IVANY, VICTOR CANTORE, and ANNA GIGLIO, as sellers (each individually a “Seller” and all collectively the “Sellers”), and IVANY MINING, INC., a Delaware corporation (the “Purchaser”). The Sellers and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S:

WHEREAS, the Parties hereto desire to effect a sale (the “Mining Claims Sale”) pursuant to which Purchaser will purchase from Sellers all of Sellers’ right, title, and interest in certain mining claims located in Quebec, Canada and more specifically described in Appendix B hereto (the “Transferred Claims”), to be purchased by Purchaser for the consideration set forth herein; and

WHEREAS, pursuant to the Mining Claims Sale, Sellers will sell, and Purchaser will purchase, the Transferred Claims;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

The terms defined in this Article (except as otherwise expressly provided in this Agreement) for all purposes of this Agreement shall have the respective meanings specified in this Article.

“Affiliate” shall mean any entity controlling or controlled by another person, under common control with another person, or controlled by any entity which controls such person.

“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement.

“Closing” shall mean the closing of the Transaction at which the Closing Documents shall be exchanged by the Parties, except for those documents or other items specifically required to be exchanged at a later time.

“Closing Date” shall mean five days from the date of this agreement plus any extension as provided herein, or such other date as agreed in writing to by the parties on which the Closing occurs.

“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement.

“Encumbrance” shall mean any charge, claim, encumbrance, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting (in the case of any security), transfer, receipt of income, or exercise of any other attribute of ownership other than (a) liens for taxes not yet due and payable, or (b) liens that secure the ownership interests of lessors of equipment.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Investment Letters” shall mean the investment letters in the form attached hereto as Appendix A.

“Material Adverse Effect” means any change (individually or in the aggregate) in the general affairs, management, business, goodwill, results of operations, condition (financial or otherwise), assets, liabilities or prospects (whether or not the result thereof would be covered by insurance) that would be material and adverse to the designated party.

“Ordinary Course of Business” shall mean actions consistent with the past practices of the designated party which are similar in nature and style to actions customarily taken by the designated party and which do not require, and in the past have not received, specific authorization by the Board of Directors of the designated party.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Transaction” shall mean the Mining Claims Sale contemplated by this Agreement.

The following appendices and schedules are attached to and form part of this Agreement:

APPENDICES

Description

Appendix A Investment Letters

Appendix B Sellers’ Mining Claims Ownership

ARTICLE II

THE TRANSACTION

Mining Claims Sale. Sellers hereby agree to sell, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase and accept, all of Sellers’ right, title, and interest in the Transferred Claims, in consideration for the delivery of 20,000,000 common shares of Purchaser (the “Purchase Price”) by Purchaser to Sellers to be distributed as set forth below:

Derek Ivany	10,000,000 shares
Victor Cantore	7,000,000 shares
Anna Giglio	3,000,000 shares

Securities Law Matters.

Private Offering. The Parties understand that the common shares of Purchaser to be acquired and delivered to Sellers pursuant to the terms of this Agreement will not be registered under the Securities Act, but will be transferred in reliance upon exemptions available for private transactions, and that each is relying upon the truth and accuracy of the representations set forth in the Investment Letters signed by Sellers and delivered concurrently with the execution of this Agreement. Each certificate representing common shares of Purchaser in the name of Seller pursuant to the terms of this Agreement shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THIS CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Seller. Sellers hereby represent and warrant to Purchaser as follows:

a. As indicated in Appendix B, Sellers are the sole beneficial and record holders of the Transferred Claims. Sellers hold the Transferred Claims free and clear of any Encumbrance of any kind whatsoever. Sellers are the sole owners of all necessary rights, titles and interests in and to the Transferred Claims necessary to fully explore and commercially exploit the Transferred Claims to the extent permitted by applicable law.

b. Sellers are not suffering from any legal disability which would: (a) prevent them from executing, delivering or performing their obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and (c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against Sellers and their property. The Closing Documents have been duly and validly executed and delivered by Seller and each constitutes the legal, valid and binding obligation of Sellers, enforceable against them in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions.

c.  Neither the execution of this Agreement nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of, any Encumbrance upon the Transferred Claims under any provision of any statute, ordinance, regulation or any other restriction of any kind or character applicable to or binding upon the Transferred Claims or under any applicable indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, to which the Sellers are bound.

d.  There are no legal, administrative, arbitration or other proceedings or claims pending against the Sellers, nor are the Sellers subject to any existing judgment which might affect the financial condition, property or prospects of the Transferred Claims; nor have the Sellers received any inquiry from an agency of any federal, state, provincial or local government about the Transferred Claims, the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting the Transferred Claims.

Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to Sellers as follows:

a. Purchaser is duly organized, validly existing, and in good standing under the laws of the state of Delaware and has all requisite corporate power, franchises, and licenses to own its property and conduct the business in which it is engaged. Purchaser has the full power and authority (corporate or otherwise) to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party. A complete set of Purchaser’s corporate records, including its Articles of Incorporation, Bylaws, minutes, transfer records, have been delivered or made available to Sellers. Purchaser is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, except to the extent the failure to be so qualified is not reasonably expected to result in a Material Adverse Effect. The Purchase Price Shares shall be validly issued from Purchaser’s authorized common stock.

b. Purchaser is not suffering from any legal disability which would: (a) prevent it from executing, delivering or performing its obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and (c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against Purchaser and its property. The Closing Documents have been duly and validly executed and delivered and each constitutes the legal, valid and binding obligation, enforceable against Purchaser in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions.

c. Neither the execution of any Closing Document nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any Encumbrance upon any assets of Purchaser under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which Purchaser is bound.

ARTICLE IV

ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

Brokers or Finders. Each party agrees to hold the others harmless and to indemnify them against the claims of any persons or entities claiming to be entitled to any brokerage commission, finder’s fee, advisory fee or like payment from such other party based upon actions of the indemnifying party in connection with the Transaction.

ARTICLE V

CLOSING DELIVERIES

The Closing. The Closing shall take place on or before the Closing Date (unless such date is extended by the mutual agreement of the Parties) at such location as agreed to by the Parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Seller and Purchaser, provided such undertakings are satisfactory to each Party’s respective legal counsel.

Deliveries by the Purchaser. Purchaser hereby agrees to deliver, or cause to be delivered, to Seller the following items on Closing:

Certified Resolution. Copies of the resolutions, certified by an officer of Purchaser, of the Board of Directors of Purchaser approving the terms of this Agreement.

Stock Certificates. A stock certificate or certificates representing the Purchase Price Shares issued in the names of the Sellers as set forth above.

Transfer Agent Direction. A direction of Purchaser to its transfer agent to register the Purchase Price Shares in the names of Sellers with the legend set forth in Article II of this Agreement or such legend as is otherwise required by law.

Deliveries by Sellers. Sellers hereby agrees to deliver to the Purchaser the following items on Closing:

Investment Letters. The Investment Letters, executed by each of the Sellers.

ARTICLE VI

CONDITIONS PRECEDENT TO PURCHASER’

OBLIGATION TO CLOSE

Purchaser’s obligation to purchase the Transferred Claims and to take the other actions required to be taken by Purchaser at the Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Purchaser, in whole or in part):

Performance of Covenants. Sellers shall have performed all covenants and agreements required to be completed prior to or on closing, including completion of the deliveries required by Article V of this Agreement.

Accuracy of Representations. All of Sellers’ representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.
ARTICLE VII

CONDITIONS PRECEDENT TO SELLERS’ OBLIGATION TO CLOSE

The Sellers’ obligation to sell the Transferred Claims and to take the other actions required to be taken by Sellers at the Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by the Sellers, in whole or in part):

Performance of Covenants. Purchaser shall have performed all covenants and agreements required to be completed prior to or on closing, including completion of the deliveries required by Article V of this Agreement.

Accuracy of Representations. All of Purchaser’s representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

ARTICLE VIII

MISCELLANEOUS

Assignability and Parties in Interest. This Agreement shall not be assignable by either of the Parties hereto without the consent of all other Party hereto. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Not Arms Length Agreement. Each Party recognizes that this Transaction was not consummated at arms length and may be considered a “related party transaction” under SEC rules and regulations.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. Each of the parties hereto consents to the personal jurisdiction of the federal and state courts in the State of Nevada in connection with any action arising under or brought with respect to this Agreement.

Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

Headings. The headings and subheadings contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

Pronouns, Etc. Use of male, female and neuter pronouns in the singular or plural shall be understood to include each of the other pronouns as the context requires. The word "and" includes the word "or". The word "or" is disjunctive but not necessarily exclusive.

Complete Agreement. This Agreement, the Appendices hereto, and the documents delivered pursuant hereto or referred to herein or therein contain the entire agreement between the parties with respect to the Transaction and, except as provided herein, supersede all previous negotiations, commitments and writings.

Modifications, Amendments and Waivers. This Agreement shall not be modified or amended except by a writing signed by each of the Parties hereto.

Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in any acceptable manner to the end that the Transaction are consummated to the extent possible.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Ivany Mining, Inc. “Purchaser” /s/ Derek Ivany By: Derek Ivany Its: Chief Executive Officer	Derek Ivany “Seller” /s/ Derek Ivany
Victor Cantore “Seller” /s/ Victor Cantore	Anna Giglio “Seller” /s/ Anna Giglio

APPENDIX A

INVESTMENT LETTER - DEREK IVANY

To Whom It May Concern:

In connection with the purchase of 10,000,000 shares of the common stock (the “Shares”) of Ivany Mining, Inc. (the “Corporation”) by Derek Ivany (“Ivany”) pursuant to a Mining Claims Purchase Agreement dated the 10th of September, 2007 (the “Mining Claims Purchase Agreement”), the undersigned hereby makes the following acknowledgments, representations and warranties:

1.   Investment Intent. Ivany is acquiring the Shares for investment solely for his own account and not with a present view to any distribution, transfer or resale to others, including any “distribution” within the meaning of Securities Act of 1933, as amended, (the “Securities Act”). Ivany understands that the Shares have not and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of his representations made herein.

2.  Financial Ability. Ivany is financially able to bear the economic risks of an investment in the Corporation and has no need for liquidity in this investment. Furthermore, the financial capacity of Ivany is of such a proportion that the total cost of the Ivany’s commitment is not material when compared with his total committed capital. Ivany is financially able to suffer a complete loss of this investment.

3.  Experience. Ivany has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Shares so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Shares.

4.  Review of Prospectus and Financial Statements. Ivany has been provided with and had the opportunity to review all documents pertaining to the Corporation.

5.  Restricted Legend. Ivany acknowledges that certificates representing the Shares will bear a legend substantially as follows:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.

7.  Stock Transfer. Ivany is aware that stop-transfer instructions will be given to the transfer agent of the common stock of the Corporation to prevent any unauthorized or illegal transfer of the Shares.

8.  Reliance for Exemptions. Ivany understands that the Shares are being transferred to him pursuant to exemptions from the registration requirements of federal and applicable state securities laws and acknowledges that he is relying upon the investment and other representations made herein as the basis for such exemptions.

9.  Accuracy of Purchaser Representations. Ivany represents that the information and representations contained in this letter are true, correct and complete.

/s/ Derek Ivany Derek Ivany

APPENDIX A

INVESTMENT LETTER - VICTOR CANTORE

To Whom It May Concern:

In connection with the purchase of 7,000,000 shares of the common stock (the “Shares”) of Ivany Mining, Inc. (the “Corporation”) by Victor Cantore (“Cantore”) pursuant to a Mining Claims Purchase Agreement dated the 10th of September, 2007 (the “Mining Claims Purchase Agreement”), the undersigned hereby makes the following acknowledgments, representations and warranties:

1.   Investment Intent. Cantore is acquiring the Shares for investment solely for his own account and not with a present view to any distribution, transfer or resale to others, including any “distribution” within the meaning of Securities Act of 1933, as amended, (the “Securities Act”). Cantore understands that the Shares have not and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of his representations made herein.

2.  Financial Ability. Cantore is financially able to bear the economic risks of an investment in the Corporation and has no need for liquidity in this investment. Furthermore, the financial capacity of Cantore is of such a proportion that the total cost of the Cantore’s commitment is not material when compared with his total committed capital. Cantore is financially able to suffer a complete loss of this investment.

3.  Experience. Cantore has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Shares so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Shares.

4.  Review of Prospectus and Financial Statements. Cantore has been provided with and had the opportunity to review all documents pertaining to the Corporation.

5.  Restricted Legend. Cantore acknowledges that certificates representing the Shares will bear a legend substantially as follows:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.

10.  Stock Transfer. Cantore is aware that stop-transfer instructions will be given to the transfer agent of the common stock of the Corporation to prevent any unauthorized or illegal transfer of the Shares.

11.  Reliance for Exemptions. Cantore understands that the Shares are being transferred to him pursuant to exemptions from the registration requirements of federal and applicable state securities laws and acknowledges that he is relying upon the investment and other representations made herein as the basis for such exemptions.

12.  Accuracy of Purchaser Representations. Cantore represents that the information and representations contained in this letter are true, correct and complete.

/s/ Victor Cantore Victor Cantore

APPENDIX A

INVESTMENT LETTER - ANNA GIGLIO

To Whom It May Concern:

In connection with the purchase of 3,000,000 shares of the common stock (the “Shares”) of Ivany Mining, Inc. (the “Corporation”) by Anna Giglio (“Giglio”) pursuant to a Mining Claims Purchase Agreement dated the 10th of September, 2007 (the “Mining Claims Purchase Agreement”), the undersigned hereby makes the following acknowledgments, representations and warranties:

1.   Investment Intent. Giglio is acquiring the Shares for investment solely for her own account and not with a present view to any distribution, transfer or resale to others, including any “distribution” within the meaning of Securities Act of 1933, as amended, (the “Securities Act”). Giglio understands that the Shares have not and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of her representations made herein.

2.  Financial Ability. Giglio is financially able to bear the economic risks of an investment in the Corporation and has no need for liquidity in this investment. Furthermore, the financial capacity of Giglio is of such a proportion that the total cost of the Giglio’s commitment is not material when compared with her total committed capital. Giglio is financially able to suffer a complete loss of this investment.

3.  Experience. Giglio has such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Shares so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Shares.

4.  Review of Prospectus and Financial Statements. Giglio has been provided with and had the opportunity to review all documents pertaining to the Corporation.

5.  Restricted Legend. Giglio acknowledges that certificates representing the Shares will bear a legend substantially as follows:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED UNLESS THEY ARE SO REGISTERED OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION, SUCH TRANSFER IS EXEMPT FROM REGISTRATION.

13.  Stock Transfer. Giglio is aware that stop-transfer instructions will be given to the transfer agent of the common stock of the Corporation to prevent any unauthorized or illegal transfer of the Shares.

14.  Reliance for Exemptions. Giglio understands that the Shares are being transferred to her pursuant to exemptions from the registration requirements of federal and applicable state securities laws and acknowledges that he is relying upon the investment and other representations made herein as the basis for such exemptions.

15.  Accuracy of Purchaser Representations. Giglio represents that the information and representations contained in this letter are true, correct and complete.

/s/ Anna Giglio Anna Giglio

APPENDIX B

SELLING MINING CLAIMS OWNERSHIP

See attached tables.

NTS Sheet	Type of Title	Title No	Area (Ha)	Required Work	Required Fees	Titleholder(s) (Name, Number and Percentage)	Renewal File Being Processed	Work File Being Processed
NTS 31J11	CDC	2080053	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080054	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080055	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080084	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080085	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080086	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080087	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080088	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080089	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080090	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080091	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080092	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080093	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080094	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080156	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080157	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080158	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080159	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080160	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080161	58.99	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080162	58.99	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080163	58.99	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080164	58.99	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080165	58.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080166	58.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080167	58.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080168	58.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080169	58.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080170	58.97	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080171	58.97	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080172	58.97	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080173	58.97	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080174	58.97	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080175	58.96	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080176	58.96	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080177	58.96	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080178	58.96	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080179	58.96	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080180	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080181	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080182	58.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080183	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080184	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080185	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080186	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080187	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080188	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080189	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080190	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080191	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J11	CDC	2080192	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
			3006.81

NTS 31J11	CDC	2080215	59.15	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080216	59.15	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080217	59.15	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080218	59.15	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080219	59.15	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080220	59.14	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080221	59.14	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080223	59.14	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080225	59.14	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080226	59.14	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080227	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080228	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080229	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080230	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080231	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080232	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080233	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080234	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080235	59.13	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080236	59.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080237	59.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080238	59.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080239	59.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080240	59.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080241	59.11	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080242	59.11	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080243	59.11	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080244	59.11	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080245	59.11	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080246	59.1	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080247	59.1	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080248	59.1	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080249	59.1	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080250	59.1	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080251	59.09	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080252	59.09	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080253	59.09	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080254	59.09	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080255	59.09	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080256	59.08	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080257	59.08	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080258	59.08	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31J11	CDC	2080259	59.08	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
			2542.04

NTS 31J11	CDC	2080355	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080357	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080359	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080361	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080363	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080365	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080367	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080369	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080371	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080373	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080375	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080376	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080378	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080381	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080382	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080384	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080389	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080392	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080395	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080397	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080401	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080405	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080406	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080409	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080412	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080415	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080418	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080422	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080425	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080429	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080432	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080433	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080436	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080439	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080442	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080447	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080450	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080453	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080456	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080459	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080504	59.04	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080505	59.04	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080506	59.04	1200	50	Ivany Derek (96560) 100% (responsible)	No	No

NTS 31J11	CDC	2080507	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080508	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080509	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080510	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080511	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080512	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080513	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080514	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080515	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080516	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080517	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080518	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080519	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080520	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080521	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080522	59.03	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080523	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080524	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080525	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080526	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080527	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080528	59.02	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080529	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080530	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080531	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080532	59.01	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080533	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080534	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080535	59	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080536	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080537	58.99	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080538	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080539	58.98	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080540	58.97	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080541	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080542	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
NTS 31J11	CDC	2080543	58.96	1200	50	Ivany Derek (96560) 100% (responsible)	No	No
			4719.77

NTS 31J14	CDC	2079984	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079985	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079986	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079987	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079988	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079989	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2079990	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080056	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080057	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080058	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080059	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080060	58.76	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080061	58.76	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080062	58.76	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080063	58.75	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080064	58.75	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080065	58.75	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080066	58.74	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080067	58.74	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080068	58.74	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080069	58.73	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080070	58.73	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080071	58.73	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080072	58.72	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080073	58.72	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080074	58.72	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080075	58.72	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080076	58.71	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080077	58.71	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080078	58.7	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080095	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080096	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080097	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080098	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080099	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080100	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080101	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080102	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080103	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080104	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080105	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080106	58.94	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080107	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080108	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080109	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080110	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080111	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080112	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080113	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080114	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080115	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No

NTS 31J14	CDC	2080116	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080117	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080118	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080119	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080120	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080121	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080122	58.91	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080123	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080124	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080125	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080126	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080127	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080128	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080129	58.88	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080130	58.88	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080131	58.88	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080132	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080133	58.86	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080134	58.85	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080135	58.85	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080136	58.84	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080137	58.84	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080138	58.84	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080139	58.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080140	58.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080141	58.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080142	58.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080143	58.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080144	58.82	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080145	58.82	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080146	58.82	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080147	58.82	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080148	58.81	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080149	58.81	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080150	58.8	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080151	58.8	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080152	58.8	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080153	58.8	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080193	58.93	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080194	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080195	58.92	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080196	58.91	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080197	58.91	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080198	58.91	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080199	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080200	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080201	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080202	58.9	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080203	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080204	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080205	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080206	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080207	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080208	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080209	58.89	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080210	58.88	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080211	58.88	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080212	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080213	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31J14	CDC	2080214	58.87	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
			6533.65
									16802.27

NTS 31M02	CDC	2080385	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080388	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080391	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080394	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080398	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080400	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080403	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080408	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080410	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080413	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080416	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080419	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080421	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080424	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080428	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080430	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080435	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080438	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080441	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080444	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080446	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080449	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M02	CDC	2080452	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
			1344.45

NTS 31M03	CDC	2080343	58.48	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080344	58.48	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080345	58.48	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080346	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080347	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080348	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080349	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080350	58.47	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080351	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080352	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080353	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080354	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080356	58.46	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080358	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080360	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080362	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080364	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080366	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080368	58.45	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080370	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080372	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080374	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080377	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080379	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No

NTS 31M03	CDC	2080380	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080383	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080386	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080387	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080390	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080393	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080396	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080399	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080402	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080404	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080407	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080454	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080457	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080460	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080462	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M03	CDC	2080464	58.44	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
			2337.91

NTS 31M03	CDC	2080475	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080476	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080477	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080478	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080479	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080480	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080481	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080482	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080483	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080484	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080485	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080486	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080487	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080488	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080489	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080490	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080491	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080544	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080545	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080546	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080547	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080548	58.46	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080549	55.9	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080550	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080551	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080552	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080553	58.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080554	45.88	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080555	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080556	58.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080557	46.06	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080558	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080559	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M03	CDC	2080560	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
			1959.64

NTS 31M06	CDC	2080411	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080414	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080417	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080420	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080423	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080426	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080427	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080431	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080434	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080437	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080440	58.43	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080443	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080445	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080448	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080451	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080455	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080458	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080461	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080463	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080465	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080466	58.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080467	60.32	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080468	60.42	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080469	60.51	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080470	60.6	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080471	60.56	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080472	58.41	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080473	61.83	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2080474	61	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089009	43.95	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089010	42.2	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089011	42.21	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089012	42.74	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089013	42.15	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089014	42.13	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089015	42.14	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089016	42.07	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089017	42.15	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089018	41.98	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089019	41.91	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
NTS 31M06	CDC	2089020	42.03	1200	50	Victor Cantore (96260) 100% (responsible)	No	No
			2218.09

NTS 31M06	CDC	2080492	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080493	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080494	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080495	58.43	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080496	58.42	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080497	58.42	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080498	58.42	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080499	58.42	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080500	61.08	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080501	61.19	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080502	61.25	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080503	61.34	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080561	45.88	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080562	45.45	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2080563	61.05	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089076	42.01	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089077	41.99	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089078	41.96	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089079	41.27	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089080	42.58	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089081	41.9	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089082	41.87	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089083	41.84	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089084	41.81	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089085	41.8	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089086	39.12	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089087	56.79	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089088	58.9	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089089	61.05	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089090	63.26	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089091	65.35	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06	CDC	2089092	73.99	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
			1702.13

NTS 31M06,31M11	CDC	2089093	42.44	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089094	42.41	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089095	42.31	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089096	42.34	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089097	42.24	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089098	42.26	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089099	42.19	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089100	42.18	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089101	42.18	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089102	42.26	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M06,31M11	CDC	2089103	103.25	1800	75	anna rosa giglio (96501) 100% (responsible)	No	No
			526.06

NTS 31M11	CDC	2089104	105.56	1800	75	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M11	CDC	2089105	93.71	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M11	CDC	2089106	70.07	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M11	CDC	2089107	56.8	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
NTS 31M11	CDC	2089108	60.27	1200	50	anna rosa giglio (96501) 100% (responsible)	No	No
			386.41
									10474.69